                         ANNUAL REPORT
                         OCTOBER 31, 2002

PRUDENTIAL
U.S. EMERGING GROWTH FUND, INC.

                         FUND TYPE
                         Small- to mid-capitalization stock

                         OBJECTIVE
                         Long-term capital appreciation


                         This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

                         The views expressed in this report and
                         information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                       (LOGO)

Prudential U.S. Emerging Growth Fund, Inc.

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential U.S. Emerging Growth Fund (the
Fund) seeks long-term capital appreciation by investing primarily in stocks of small and medium-size U.S. companies with the potential for above-average growth. Stocks of small and medium-size companies--those with market capitalizations that are less than the largest market capitalization of the Standard & Poor's
MidCap 400 Stock Index (S&P MidCap 400 Index)-- may offer greater growth potential than that of larger companies, but also may fluctuate more in price from day to day. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition
Sectors expressed as a percentage of
net assets as of 10/31/02
  24.9% Consumer Discretionary
  24.2  Information Technology
  22.1  Healthcare
  10.8  Industrials
   7.4  Energy
   3.9  Financials
   1.0  Materials
   5.7  Cash & Equivalents

Portfolio composition is subject to change.

Ten Largest Holdings
Expressed as a percentage of
net assets as of 10/31/02

  2.1%  Pearson PLC (ADR)
        Media

  2.0  Teva Pharmaceutical Ind., Ltd. (ADR)
       Pharmaceuticals

  1.9  Altera Corp.
       Semiconductor Equipment & Products

  1.8  Investment Technology Group, Inc.
       Diversified Financials

  1.8  Weatherford International, Ltd.
       Energy Equipment & Services

  1.7  E.W. Scripps Co.
..      Media

  1.7  ENSCO International, Inc.
       Energy Equipment & Services

  1.7  Cerner Corp.
       Software

  1.6  Medlmmune, Inc.
       Biotechnology

  1.5  Omnicom Group, Inc.
       Media

Holdings are subject to change.

  www.prudential.com  (800) 225-1852

Annual Report  October 31, 2002

Cumulative Total Returns1                As of 10/31/02
                                     One Year   Five Years    Since Inception2
Class A                              -24.49%      9.74%            30.81%
Class B                              -25.06       5.57             25.10
Class C                              -25.06       5.57             25.10
Class Z                              -24.36      11.17             32.63
S&P MidCap 400 Index3                 -4.78      41.80             77.89
Russell Midcap Growth Index4         -17.61      -7.82             10.34
Lipper Mid-Cap Growth Funds Avg.5    -17.92      -4.38             10.62

Average Annual Total Returns1  As of 9/30/02
                                     One Year   Five Years    Since Inception2
Class A                              -30.24%     -2.03%             2.38%
Class B                              -30.76      -1.93              2.37
Class C                              -28.57      -1.98              2.32
Class Z                              -26.37      -0.75              3.55

Past performance is not indicative of future
results. Principal and investment return will
fluctuate so that an investor's shares, when
redeemed, may be worth more or less than their
original cost. 1Source: Prudential Investments
LLC and Lipper Inc. The cumulative total
returns do not take into account applicable
sales charges. The average annual total returns
do take into account applicable sales charges.
The Fund charges a maximum front-end sales
charge of 5% for Class A shares. Class B shares
are subject to a declining contingent deferred
sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and
1% respectively for the first six years.
Approximately seven years after purchase, Class
B shares will automatically convert to Class A
shares on a quarterly basis. Class C shares are
subject to a front-end sales charge of 1% and a
CDSC of 1% for shares redeemed within 18 months
of purchase. Class Z shares are not subject to
a sales charge or distribution and service
(12b-1) fees. The cumulative and average annual
total returns in the tables above do not
reflect the deduction of taxes that a
shareholder would pay on fund distributions or
following the redemption of fund shares.
2Inception date: Class A, B, C, and Z,
12/31/96. 3The S&P MidCap 400 Index is an
unmanaged index of 400 domestic stocks chosen
for market size, liquidity, and industry group
representation. It gives a broad look at how
mid-cap stock prices have performed. 4The
Russell Midcap Growth Index is a market value-
weighted index that tracks the continuous total
return performance of those Russell mid-cap
companies with lower price-to-book ratios and
lower forecasted growth values. 5The Lipper
Average is unmanaged, and is based on the
average return for all funds in each share
class for the one-year, five-year, and since
inception periods in the Lipper Mid-Cap Growth
Funds category. Funds in the Lipper Mid-Cap
Growth Funds Average invest at least 75% of
their equity assets in companies with market
capitalizations (on a three-year weighted
basis) less than 300% of the dollar-weighted
median market capitalization of the S&P MidCap
400 Index. They normally invest in companies
with long-term earnings expected to grow
significantly faster than the earnings of the
stocks represented in a major unmanaged stock
index, have an above-average price/earnings
ratio, price-to-book ratio, and three-year
earnings growth figure. Investors cannot invest
directly in an index. The returns for the S&P
MidCap 400 Index, Russell Midcap Growth Index,
and the Lipper Average would be lower if they
included the effect of sales charges, operating
expenses, or taxes.
                                     1

(LOGO)                            December 10, 2002

DEAR SHAREHOLDER,
The 12-month period ended October 31, 2002 was disappointing for stock investors. At the beginning of the period in the wake of the terrorist attacks, interest-rate reductions in the United States and Europe spurred hopes that the global economy would recover quickly. Signs of greater economic activity encouraged that optimism. Soon, however, a series of bankruptcies, indictments, earnings disappointments, conflicting economic signs, and the possibility of war with Iraq threw the stock markets into a steep and broadening decline.

These factors had a great impact on the stocks of emerging growth companies because they eroded investors' confidence in potential earnings increases. As a result, the Prudential
U.S. Emerging Growth Fund recorded a
substantial loss over its full fiscal year, and trailed its peers, as measured by the Lipper
Mid-Cap Growth Funds Average and the Russell
Midcap Growth Index. In the following report, the Fund's adviser describes the investing environment and the factors accounting for the loss in greater detail.

The past two and a half years have been
challenging for equity investors. We encourage you to talk with your financial professional about the impact of recent events on your investment plan. We appreciate your continued confidence in Prudential mutual funds through these trying times.

Sincerely,

David R. Odenath, Jr., President
Prudential U.S. Emerging Growth Fund, Inc.

Prudential U.S. Emerging Growth Fund, Inc.

Annual Report  October 31, 2002

INVESTMENT ADVISER'S REPORT

OVERVIEW OF THE INVESTING ENVIRONMENT
As the reporting period began, growth-stock prices were rising. The Fund reported a positive return half way through its fiscal year. As evidence increased that a recovery in profits may lag GDP growth, share prices fell, rebounding slightly in October. Overall, there were few opportunities for positive returns over the 12-month period.

Investment professionals often analyze share prices into two components. One is a company's earnings per share. The second factor is how fast earnings are expected to grow. If two companies are equally profitable this year, but one expects substantially higher profits next year while the other is just a consistent earner, it makes sense to pay more for the company whose earnings are growing. The premium paid for growth is called the price to earnings multiple, or P/E.

Generally, companies with the potential for rapid growth have higher P/E's than slow growers, but as P/E's declined generally over the Fund's reporting period, the higher ones declined faster. Since the Fund's focus is on rapidly growing companies, this shrinkage of higher P/E multiples had a greater impact on its portfolio than on the overall market.

We believe that the current pessimism about the future will not last long, and that investors will soon discriminate again between companies with strong potential and those with little or none. This recovery of growth-stock P/E's may have already begun.

The Fund's portfolio, although on the
conservative side for us, is positioned to
benefit from the change. While P/E
differentials were small, we upgraded the
portfolio, focusing on companies with positive
cash flow, relatively little debt, and strong
growth potential. The market decline provided
opportunities to purchase such stocks at
relatively low prices.
                                    3

Prudential U.S. Emerging Growth Fund, Inc.

Annual Report  October 31, 2002

FALLING GROWTH PREMIUMS WEREN'T THE ONLY PROBLEM
The largest detractors from return had their own problems in addition to the broad P/E contraction. The largest detractor was Gemstar-
TV Guide International, which has a patented electronic program guide that drives a highly trafficked website. The stock declined substantially when another firm mounted a legal challenge to Gemstar's patents. We continued to hold the stock because we expected Gemstar to win the case. It didn't, and we sold our position at a significant loss.

The second largest detractor was Concord EFS, which processes debit card and ATM transactions. Transaction volume declined and the business became more competitive, reducing our expectations for earnings growth. We also sold this position.

TECHNOLOGY ACCOUNTED FOR MUCH OF OUR LOSS
Technology sales to businesses were depressed during the reporting period, showing some signs of recovery only at the very end. The Fund had positions in strong companies with businesses that had become dormant. For example, Solectron is a leading contract manufacturer making telecommunications, computer, and other electronic components under contract to companies that market products under their own brand names. There is little demand, however, for the products of its largest customers, which include Nortel Networks and Cisco Systems. We sold our position during the first half of the fiscal year and established a position at a lower price later. We think that when the electronics industry recovers after the long downturn, companies will be more dependent than ever on contract manufacturers because contracting for their production makes certain large capital investments unnecessary. Nonetheless, the huge drop in Solectron's share price over the year made it one of the larger detractors from return.

Similarly, the Fund's positions in firms exposed to the low demand for semiconductors
(computer chips) were collectively large detractors from return.

     www.prudential.com  (800) 225-1852

They included Altera (see Comments on Largest
Holdings), Integrated Device Technology,
Xilinx, and LSI Logic that have little
competition because they make special-purpose semiconductors. Despite this, their share prices dropped substantially. We increased our exposure to this group at the lower prices. We expect them to lead the industry's recovery, when it comes, as they have led past recoveries.

SOME TECHNOLOGY STOCKS ROSE
Technology stocks were also among the positive contributors to return, some with large gains.
For example, Rational Software produces tools for writing computer programs. Although its business remained profitable, its share price dropped to the value of the cash on its balance sheet. We opportunistically bought a position because we expected the price to recover with the software industry. We've already had a significant gain.

Early in the period, we established positions in the technical consulting company Accenture
(formerly Andersen Consulting) and the
communications equipment company Emulex. We sold our positions and took our profits in both after substantial rises, protecting our gains from the subsequent prolonged price decline.

IN HEALTHCARE, SERVICE FIRMS GAINED WHILE RESEARCH LOST
We began the reporting period with a
substantial commitment to the healthcare sector, which we expected to be less affected by the economic slowdown. The sector's growth prospects are fueled by new genetic research methods and information technology applications, as well as by the increasing needs of an aging baby boom generation.

We had some significant winners in the sector.
ExpressScripts, a mail-order drug benefit
manager, led our health service stocks. It had
been in the Fund's portfolio for some time, and
was among our larger positions at the beginning
of the period. Service companies generally
performed well over the period,
                                       5

Prudential U.S. Emerging Growth Fund, Inc.

Annual Report  October 31, 2002

and ExpressScripts' shares rose almost 40% before we sold our positions and took our profits. Other health service companies that made positive contributions included Caremark
Rx, WebMD, and Anthem.

Several adverse U.S. Food and Drug
Administration (FDA) rulings created the impression that new drug approvals would be more difficult to get in the future. One ruling delayed a Sepracor product, and its stock was the largest detractor of our drug holdings. A new commissioner, appointed late in the period, may change perceptions about the FDA. The negative perceptions of drug approval prospects hurt most of the Fund's biotechnology stocks, particularly Protein Design Labs.

However, IDEC Pharmaceuticals, a biotechnology firm that specializes in treatments for cancer and immune system disorders, advanced despite the poor environment because preliminary trials showed that its primary product, Rituxan (for non-Hodgkins lymphoma), could be superior to its competitors'.

We significantly reduced our exposure to the biotechnology industry. We think it will experience some turbulence in the near future.
It is consolidating, and large drug companies are moving into the biotechnology field as their traditional research methods become less fruitful.

Manufacturers of generic drugs, in contrast, had their positions strengthened by the slowdown in new drug introductions. As a group, they are gaining market share. Teva Pharmaceutical
Industries (see Comments on Largest Holdings) is one of the finest. A long-term holding of the Fund, Teva's share price became high after a substantial gain, and we finished selling our holding and taking our profits after the end of the Fund's reporting period. We continue to watch the stock for buying opportunities.

      www.prudential.com  (800) 225-1852

SERVICE PROVIDERS WERE MORE LIKELY TO BE PROFITABLE
Companies offering commercial services
continued to grow. The Fund had positions in several for-profit companies that provide postsecondary education in marketable skills, including Apollo Group, Corinthian Colleges, and Education Management. These contributed positively to return. Both employers and unemployed individuals often take advantage of downtime to improve skills, and these training firms benefited. Service and supply companies weathered the economic slowdown much better than manufacturing firms. Collectively, our commercial services and supplies investments contributed positively to return.

ADVERTISING-RELATED STOCKS TRAILED CONSUMER SECTOR
The Fund's advertising and media holdings
(including cable service providers and
networks) had a substantial negative impact. We already discussed the largest detractor,
Gemstar-TV Guide. However, the impact was partially offset by the Fund's holdings in firms that make retail sales, including the Internet-related firms USA Interactive,
Amazon.com, Ticketmaster, and eBay. We think these are the long-term survivors from the Internet boom. Now that most of the high fixed costs of building infrastructure are behind them, they have low incremental costs on sales.
In our view, their growth is just beginning. We also had gains on Dollar Tree Stores (a discount variety chain) and manufacturers of luxury goods such as Porsche.

LOOKING AHEAD
When growth-company P/E's shrank, buying
opportunities abounded. Investors may have
periods of emotion-driven buying or selling,
but they are rarely sustained for long. The
same attention to fundamentals that kept value
investors from paying too much during the P/E
bubble now tells us that sound businesses with
long-term growth prospects are being priced as
if the possibility of growth is negligible. We
don't believe it is. The pendulum
                                          7

Prudential U.S. Emerging Growth Fund, Inc.

Annual Report  October 31, 2002

has swung too far in the other direction. We expect the Fund's portfolio--largely profitable companies with strong financial underpinnings-- to demonstrate earnings growth, and we also expect other investors to once again pay a premium for that growth in line with the long-term norm. If that happens, the share prices of our holdings should rise even faster than their earnings (because of rising P/E multiples) and faster than the market average.

Prudential U.S. Emerging Growth Fund Management Team www.prudential.com (800) 225-1852

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 10/31/02
2.1%  Pearson PLC (ADR)/Media
      Pearson publishes the Financial Times
      business newspaper, owns 50% of The Economist
      Group, and has a 34% stake in MarketWatch.com.
      Those businesses are suffering from the decline in Wall Street activity, and their profits are likely to jump when capital markets recover.
      Pearson is also the world's largest publisher of educational materials (Prentice Hall and other imprints), which follow a relatively predictable textbook replacement cycle. We believe that Pearson is a well-run company with good cash flow.

2.0%  Teva Pharmaceutical Industries, Ltd. (ADR)/Pharmaceuticals
      Teva makes generic versions of a variety of drugs and develops its own proprietary drugs.
      Generics are taking an increasing share of the drug market--a trend likely to accelerate because many drugs are going off-patent soon.
      We sold some of the Fund's position, taking profits after the end of its reporting period, but our remaining position is still large and may increase again should the share price become attractive.

1.9%  Altera Corp./Semiconductor Equipment & Products
      Altera makes programmed logic devices
      (information processing chips) customized for specialized business products such as mobile telephones. It shares this market with Xilinx, which we also own. We shift our emphasis between them with the aim of gaining from market volatility. We think this industry has huge potential because of the growth of sophisticated wireless services and the infiltration of computing ability into more and more products, including automobiles, home appliances, and tools.

1.8% Investment Technology Group, Inc.(ITG)/Diversified Financials At period end, ITG was the Fund's fourth largest holding, but we have significantly reduced the position since then.

1.8%  Weatherford International, Ltd./Energy Equipment & Services
      Weatherford International supplies oil and gas drilling equipment and services. We believe companies that produce, transport, and service the natural gas industry are strong long-term investments because consumption has been rising while natural gas reserves (the gas in known sources) are being depleted. Depletion means that the natural gas industry must drill at ever-increasing rates just to keep production from declining.

1.7%  E.W. Scripps Co./Media
      E. W. Scripps owns 21 daily newspapers with a combined circulation of about 1.4 million, several weekly and semiweekly community newspapers, a news service, and television stations. We think the small markets in which it is strong are less exposed to the cyclical aspect of the advertising industry because local service businesses tend to maintain their advertising patterns.

      Holdings are subject to change.
                                                     9

       Prudential U.S. Emerging Growth Fund, Inc.
             Portfolio of Investments as of October 31, 2002

Shares          Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  94.3%
Common Stocks  93.5%
-------------------------------------------------------------------------------------
Aerospace & Defense  1.8%
       67,500   L-3 Communications Holdings, Inc.(a)                  $    3,172,500
       33,100   Northrop Grumman Corp.                                     3,413,603
                                                                      --------------
                                                                           6,586,103
-------------------------------------------------------------------------------------
Biotechnology  7.8%
      153,300   Affymetrix, Inc.(a)                                        4,001,130
      102,800   Biogen, Inc.(a)                                            3,771,732
      130,200   Celgene Corp.(a)                                           2,883,930
       43,800   Cephalon, Inc.(a)                                          2,201,826
       56,700   Gilead Sciences, Inc.(a)                                   1,969,758
       90,700   IDEC Pharmaceuticals Corp.(a)                              4,174,014
       62,100   Invitrogen Corp.(a)                                        1,731,348
      228,805   MedImmune, Inc.(a)                                         5,845,968
      218,700   Protein Design Labs, Inc.(a)                               1,815,210
                                                                      --------------
                                                                          28,394,916
-------------------------------------------------------------------------------------
Chemicals  1.0%
       82,000   Sigma-Aldrich Corp.(b)                                     3,751,500
-------------------------------------------------------------------------------------
Commercial Services & Supplies  8.6%
      373,500   Ceridian Corp.(a)                                          5,146,830
      256,600   CheckFree Corp.(a)                                         4,177,448
      126,500   ChoicePoint, Inc.(a)                                       4,789,290
      119,200   DST Systems, Inc.(a)                                       3,665,400
      141,400   Dun & Bradstreet Corp.(a)                                  5,168,170
      150,100   Herman Miller, Inc.                                        2,709,305
      121,600   Manpower, Inc.                                             4,146,560
       62,000   Paychex, Inc.                                              1,786,840
                                                                      --------------
                                                                          31,589,843
-------------------------------------------------------------------------------------
Communications Equipment  0.6%
       68,900   Qualcomm, Inc.(a)                                          2,378,428

    10                                     See Notes to Financial Statements

       Prudential U.S. Emerging Growth Fund, Inc.
             Portfolio of Investments as of October 31, 2002 Cont'd.

Shares          Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
Computers & Peripherals  0.9%
      511,200   Western Digital Corp.(a)                              $    3,164,328
-------------------------------------------------------------------------------------
Diversified Financials  3.9%
      208,200   Investment Technology Group, Inc.(a)                       6,641,580
       76,800   Merrill Lynch & Co., Inc.                                  2,914,560
      408,200   Stilwell Financial, Inc.                                   4,780,022
                                                                      --------------
                                                                          14,336,162
-------------------------------------------------------------------------------------
Electronic Equipment & Instruments  5.5%
       89,900   Amphenol Corp. (Class A)(a)                                3,461,150
      117,400   Fisher Scientific International, Inc.(a)                   3,357,640
    2,381,900   Solectron Corp.(a)                                         5,359,275
      451,400   Symbol Technologies, Inc.(a)                               3,904,610
      128,300   Tech Data Corp.(a)                                         4,099,185
                                                                      --------------
                                                                          20,181,860
-------------------------------------------------------------------------------------
Energy Equipment & Services  7.4%
       83,800   Cooper Cameron Corp.(a)(b)                                 3,906,756
      230,000   ENSCO International, Inc.(a)                               6,219,200
       35,400   Nabors Industries, Ltd. (ADR)(a)(b)                        1,237,938
      191,200   Patterson-UTI Energy, Inc.(a)(b)                           5,529,504
      123,000   Smith International, Inc.(a)                               3,844,980
      162,100   Weatherford International, Ltd.(a)(b)                      6,490,484
                                                                      --------------
                                                                          27,228,862
-------------------------------------------------------------------------------------
Health Care Equipment & Supplies  2.1%
       62,500   Alcon, Inc.(a)                                             2,563,750
       72,100   Baxter International, Inc.(a)                              1,803,942
      131,700   STERIS Corp.(a)                                            3,494,001
                                                                      --------------
                                                                           7,861,693
-------------------------------------------------------------------------------------
Health Care Providers & Services  4.8%
      138,100   AMN Healthcare Services, Inc.(a)(b)                        1,996,926
      194,200   Caremark Rx, Inc.(a)                                       3,437,340
       80,600   HCA, Inc.                                                  3,505,294
      124,700   McKesson Corp.                                             3,717,307
      806,900   WebMD Corp.(a)                                             5,091,539
                                                                      --------------
                                                                          17,748,406

    See Notes to Financial Statements                                     11

       Prudential U.S. Emerging Growth Fund, Inc.
             Portfolio of Investments as of October 31, 2002 Cont'd.

Shares          Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure  1.5%
      159,000   Brinker International, Inc.(a)                        $    4,514,010
       14,500   International Game Technology(a)                           1,090,545
                                                                      --------------
                                                                           5,604,555
-------------------------------------------------------------------------------------
Household Durables  0.8%
       52,100   Harman International Industries, Inc.                      2,917,600
-------------------------------------------------------------------------------------
Internet & Catalog Retail  2.3%
       96,600   Amazon.com, Inc.(a)(b)                                     1,870,176
      166,600   Ticketmaster (Class B)(a)                                  3,931,760
       99,900   USA Interactive, Inc.(a)                                   2,531,466
                                                                      --------------
                                                                           8,333,402
-------------------------------------------------------------------------------------
Internet Software & Services  2.3%
       48,400   Expedia, Inc. (Class A)(a)(b)                              3,274,744
       41,400   Hotels.com (Class A)(a)                                    2,580,876
      390,800   RealNetworks, Inc.(a)                                      1,371,708
       75,100   Yahoo!, Inc.(a)(b)                                         1,120,492
                                                                      --------------
                                                                           8,347,820
-------------------------------------------------------------------------------------
IT Consulting & Services  2.6%
      101,900   CACI International, Inc. (Class A)(a)                      4,168,729
      241,100   SunGuard Data Systems, Inc.(a)                             5,345,187
                                                                      --------------
                                                                           9,513,916
-------------------------------------------------------------------------------------
Media  15.3%
      170,500   Belo Corp. (Series A)                                      3,938,550
       80,900   E.W. Scripps Co. (Class A)                                 6,244,671
      215,600   EchoStar Communications Corp. (Class A)(a)(b)              4,396,084
      223,000   Entravision Communications Corp. (Class A)(a)              2,667,080
      330,300   General Motors Corp. (Class H)(a)                          3,253,455
       93,000   Gray Television, Inc.                                        823,050
      161,800   Lin TV Corp. (Class A)(a)                                  3,337,934
       98,500   Omnicom Group, Inc.                                        5,676,555
      713,000   Pearson PLC (ADR)(b)                                       7,629,100
       78,600   The New York Times Co. (Class A)                           3,805,026

    12                                     See Notes to Financial Statements

       Prudential U.S. Emerging Growth Fund, Inc.
             Portfolio of Investments as of October 31, 2002 Cont'd.

Shares          Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
      214,800   The News Corp., Ltd. (ADR)(b)                         $    4,246,596
      365,700   TMP Worldwide, Inc.(a)                                     5,661,036
      170,300   Univision Communications, Inc. (Class A)(a)                4,412,473
                                                                      --------------
                                                                          56,091,610
-------------------------------------------------------------------------------------
Multiline Retail  1.1%
      149,000   Dollar Tree Stores, Inc.(a)                                3,917,210
-------------------------------------------------------------------------------------
Pharmaceuticals  7.4%
       69,200   Allergan, Inc.                                             3,767,940
       44,500   Barr Laboratories, Inc.(a)                                 2,617,935
      231,500   King Pharmaceuticals, Inc.(a)                              3,553,525
       49,300   Mylan Laboratories, Inc.                                   1,551,471
      225,400   SICOR, Inc.(a)(b)                                          3,353,952
       96,700   Teva Pharmaceutical Industries, Ltd. (ADR)                 7,487,481
      169,000   Watson Pharmaceuticals, Inc.(a)                            4,645,810
                                                                      --------------
                                                                          26,978,114
-------------------------------------------------------------------------------------
Semiconductor Equipment & Products  4.4%
      607,400   Altera Corp.(a)                                            7,118,728
      167,500   Integrated Device Technology, Inc.(a)                      1,654,398
      630,700   LSI Logic Corp.(a)                                         3,721,130
      181,800   Xilinx, Inc.(a)                                            3,452,382
                                                                      --------------
                                                                          15,946,638
-------------------------------------------------------------------------------------
Software  7.9%
       70,400   Adobe Systems, Inc.                                        1,664,256
       52,200   Autodesk, Inc.                                               610,740
      170,500   Cerner Corp.(a)                                            6,071,505
      116,150   Fair, Issac & Co., Inc.                                    4,468,290
      270,500   Network Associates, Inc.(a)                                4,298,245
      519,600   Parametric Technology Corp.(a)                             1,200,276
       63,400   PeopleSoft, Inc.(a)                                        1,147,540
      478,200   Rational Software Corp.(a)                                 3,165,684
      169,400   Reynolds & Reynolds Co. (Class A)                          4,009,698
      156,300   THQ, Inc.(a)(b)                                            2,260,098
                                                                      --------------
                                                                          28,896,332

    See Notes to Financial Statements                                     13

       Prudential U.S. Emerging Growth Fund, Inc.
             Portfolio of Investments as of October 31, 2002 Cont'd.

Shares          Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
Specialty Retail  2.3%
       24,600   Advance Auto Parts, Inc.(a)(b)                        $    1,317,330
      306,300   Staples, Inc.(a)                                           4,723,146
       88,600   Tiffany & Co.                                              2,319,548
                                                                      --------------
                                                                           8,360,024
-------------------------------------------------------------------------------------
Textiles & Apparel  0.8%
       85,600   Jones Apparel Group, Inc.(a)                               2,965,184
-------------------------------------------------------------------------------------
Trading Companies & Distributors  0.4%
       40,300   Fastenal Co.                                               1,368,185
                                                                      --------------
                Total common stocks (cost $338,269,337)                  342,462,691
                                                                      --------------
Preferred Stocks  0.8%
-------------------------------------------------------------------------------------
Automobiles
        5,988   Porsche AG (ADR)
                 (cost $2,732,700)                                         2,873,090
                                                                      --------------
                Total long-term investments (cost $341,002,037)          345,335,781
                                                                      --------------
SHORT-TERM INVESTMENTS  12.9%
------------------------------------------------------------------------------------------
Investment Company  12.9%
   47,490,980   Prudential Core Investment Fund -
                 Taxable Money Market Series(c)
                 (cost $47,490,980; Note 3)                               47,490,980
                                                                      --------------
                Total Investments  107.2%
                 (cost $388,493,017; Note 5)                             392,826,761
                Liabilities in excess of other assets  (7.2%)            (26,501,242)
                                                                      --------------
                Net Assets  100%                                      $  366,325,519
                                                                      --------------
                                                                      --------------

------------------------------
(a) Non-income producing security.
(b) Security, or portion thereof, on loan, see Note 4.
(c) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
ADR--American Depositary Receipt.
AG--Aktiengesellschaft (German Stock Company).
PLC--Public Limited Company (British Company).
    14                                     See Notes to Financial Statements

                       This page intentionally left blank

       Prudential U.S. Emerging Growth Fund, Inc.
             Statement of Assets and Liabilities

                                                                  October 31, 2002
----------------------------------------------------------------------------------------
ASSETS
Investments at value, including collateral for securities on
loan of $29,248,030 (cost $388,493,017)                            $  392,826,761
Receivable for investments sold                                        18,194,907
Receivable for Fund shares sold                                           290,991
Dividends and interest receivables                                        174,982
Receivable for securities lending income                                   37,880
Other assets                                                                4,310
                                                                  ----------------
      Total assets                                                    411,529,831
                                                                  ----------------
LIABILITIES
Payable to custodian                                                      623,423
Payable to broker for collateral for securities on loan                29,248,030
Payable for investments purchased                                      13,280,336
Payable for Fund shares reacquired                                      1,272,853
Accrued expenses and other liabilities                                    412,677
Management fee payable                                                    177,321
Distribution fee payable                                                  157,429
Securities lending rebate payable                                          32,243
                                                                  ----------------
      Total liabilities                                                45,204,312
                                                                  ----------------
NET ASSETS                                                         $  366,325,519
                                                                  ----------------
                                                                  ----------------
Net assets were comprised of:
   Common stock, at par                                            $       37,657
   Paid-in capital in excess of par                                   776,515,959
                                                                  ----------------
                                                                      776,553,616
   Accumulated net realized loss on investments                      (414,561,841)
   Net unrealized appreciation on investments                           4,333,744
                                                                  ----------------
Net assets, October 31, 2002                                       $  366,325,519
                                                                  ----------------
                                                                  ----------------

    16                                     See Notes to Financial Statements

       Prudential U.S. Emerging Growth Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                  October 31, 2002
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($141,331,041 / 14,235,545 shares of common stock issued
      and outstanding)                                                     $9.93
   Maximum sales charge (5% of offering price)                               .52
                                                                  ----------------
   Maximum offering price to public                                       $10.45
                                                                  ----------------
                                                                  ----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($130,225,392 / 13,828,633 shares of common stock
      issued and outstanding)                                              $9.42
                                                                  ----------------
                                                                  ----------------
Class C:
   Net asset value and redemption price per share
      ($28,576,622 / 3,034,613 shares of common stock issued
      and outstanding)                                                     $9.42
   Sales charge (1% of offering price)                                       .10
                                                                  ----------------
   Offering price to public                                                $9.52
                                                                  ----------------
                                                                  ----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($66,192,464 / 6,558,690 shares of common stock
      issued and outstanding)                                             $10.09
                                                                  ----------------
                                                                  ----------------

    See Notes to Financial Statements                                     17

       Prudential U.S. Emerging Growth Fund, Inc.
             Statement of Operations

                                                                        Year
                                                                       Ended
                                                                  October 31, 2002
----------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding taxes of $33,913)         $    1,517,961
   Interest                                                                50,723
   Income from securities loaned, net                                       4,227
                                                                  ----------------
      Total income                                                      1,572,911
                                                                  ----------------
Expenses
   Management fee                                                       2,951,923
   Distribution fee--Class A                                              453,635
   Distribution fee--Class B                                            1,896,506
   Distribution fee--Class C                                              410,143
   Transfer agent's fees and expenses                                   1,673,000
   Reports to shareholders                                                325,000
   Custodian's fees and expenses                                          113,000
   Registration fee                                                        54,000
   Legal fees                                                              45,000
   Audit fees                                                              28,000
   Directors' fees                                                         17,000
   Amortization of deferred organizational costs                            4,076
   Miscellaneous                                                               55
                                                                  ----------------
      Total expenses                                                    7,971,338
                                                                  ----------------
Net investment loss                                                    (6,398,427)
                                                                  ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                           (192,136,145)
   Foreign currency transactions                                           12,331
                                                                  ----------------
                                                                     (192,123,814)
Net change in unrealized appreciation (depreciation) on
   investments                                                         66,013,680
                                                                  ----------------
Net loss on investments and foreign currencies                       (126,110,134)
                                                                  ----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ (132,508,561)
                                                                  ----------------
                                                                  ----------------

    18                                     See Notes to Financial Statements

       Prudential U.S. Emerging Growth Fund, Inc.
             Statement of Changes in Net Assets

                                                        Year Ended October 31,
                                                 ------------------------------------
                                                       2002                2001
-------------------------------------------------------------------------------------
DECREASE IN NET ASSETS
Operations
   Net investment loss                            $   (6,398,427)     $   (7,568,688)
   Net realized loss on investments                 (192,123,814)       (210,133,893)
   Net change in unrealized appreciation
      (depreciation) on investments                   66,013,680        (140,532,868)
                                                 ----------------    ----------------
   Net decrease in net assets resulting from
      operations                                    (132,508,561)       (358,235,449)
                                                 ----------------    ----------------
   Distributions from net realized gains (Note
      1)
      Class A                                                 --         (34,896,594)
      Class B                                                 --         (53,884,452)
      Class C                                                 --         (10,552,469)
      Class Z                                                 --          (9,335,738)
                                                 ----------------    ----------------
                                                              --        (108,669,253)
                                                 ----------------    ----------------
Fund share transactions (net of share
   conversion)
   (Note 6)
   Net proceeds from shares sold                     200,378,149         373,099,048
   Net asset value of shares issued in
      reinvestment of distributions                           --         104,728,635
   Cost of shares reacquired                        (219,246,525)       (369,717,286)
                                                 ----------------    ----------------
   Net increase (decrease) in net assets from
      Fund share transactions                        (18,868,376)        108,110,397
                                                 ----------------    ----------------
Total decrease                                      (151,376,937)       (358,794,305)
NET ASSETS
Beginning of year                                    517,702,456         876,496,761
                                                 ----------------    ----------------
End of year                                       $  366,325,519      $  517,702,456
                                                 ----------------    ----------------
                                                 ----------------    ----------------

    See Notes to Financial Statements                                     19

       Prudential U.S. Emerging Growth Fund, Inc.
             Notes to Financial Statements

      Prudential U.S. Emerging Growth Fund, Inc. (the 'Fund'), is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund was incorporated in Maryland on August 23, 1996. The Fund issued 2,500 shares each of Class A, Class B, Class C and Class Z common stock for $100,000 on October 21, 1996 to Prudential Investments, LLC, ('PI' or 'Manager'). Investment operations commenced on December 31, 1996.

      The Fund's investment objective is to achieve long-term capital appreciation. It invests primarily in equity securities of small and medium-sized U.S. companies, which will generally have a market capitalization less than the largest capitalization of the Standard & Poor's Mid-Cap 400 Stock Index, with the potential for above-average growth.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities listed on a securities exchange or
NASDAQ (other than options on securities and indices) are valued at the last sale price on such exchange or system on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager, in consultation with Jennison Associates LLC ('Jennison' or 'Subadviser') to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker. Securities for which market quotations are not readily available, other than private placements, are valued at a price supplied by an independent pricing agent which is, in the opinion of such pricing agent, representative of the market value of such securities as of the time of determination of net asset value or, using a methodology developed by an independent pricing agent, which is, in the judgment of the Manager and Subadviser, able to produce prices which are representative of market value. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee and Board of Directors in consultation with the Manager or Subadviser.

      Investments in mutual funds are valued at the net asset value as of the close of the New York Stock Exchange on the date of valuation.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. Securities for which reliable
    20

       Prudential U.S. Emerging Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the Manager and Subadviser.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange.

      (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.
                                                                          21

       Prudential U.S. Emerging Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

      Securities Lending:    The Fund may lend its portfolio securities to
broker-dealers, qualified banks and certain institutional investors. The loans are secured by collateral in an amount equal to at least the market value at all times of the securities loaned plus any accrued interest and dividends. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation, net of any rebate, for lending its securities in the form of interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan.
      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized and unrealized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income or loss (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    Distributions from net investment income
and net capital gains, if any, are made annually. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    It is the Fund's policy to meet the requirements of the Internal
Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Deferred Organization Expenses:    Approximately $122,000 of expenses were
incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Fund commenced investment operations.
    22

       Prudential U.S. Emerging Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

Note 2. Agreements
The Fund has a management agreement with PI. Pursuant to a subadvisory agreement between PI and Jennison, Jennison furnishes investment advisory services in connection with the management of the Fund. Under the subadvisory agreement, Jennison, subject to the supervision of PI, is responsible for managing the assets of the Fund in accordance with its investment objective and policies. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly, at an annual rate of .60 of 1% of the Fund's average daily net assets up to $1 billion and .55 of 1% of the average daily net assets in excess of $1 billion.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were charged at an annual rate of .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended October 31, 2002.

      PIMS has advised the Fund that it received approximately $161,300 and $28,700 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the year ended October 31, 2002. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended October 31, 2002, it received approximately $460,700 and $12,400 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').
                                                                          23

       Prudential U.S. Emerging Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

      The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the year ended October 31, 2002, the amounts of the commitment were as follows: $930 million from November 1, 2001 through December 31, 2001 and $500 million from January 1, 2002 through May 3, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003. The Fund did not borrow any amounts pursuant to the SCA during the year ended October 31, 2002.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended October 31, 2002, the Fund incurred fees of approximately $1,253,000 for the services of PMFS. As of October 31, 2002, approximately $105,000 of such fees were due to PMFS.

      The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $174,300 in total networking fees, of which the amount paid to Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential was approximately $167,800 for the year ended October 31, 2002. As of October 31, 2002, approximately $12,600 of such fees were due to PSI. These amounts are included in transfer agent's fees and expenses in the Statement of Operations.

      PSI is the securities lending agent for the Fund. For the year ended October 31, 2002, PSI has been compensated in the amount of $1,400 for these services.

      The Fund invests in the Taxable Money Market Series, a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Taxable Money Market Series is a money market fund registered under the Investment Company Act of 1940, as amended, and managed by PI. For the year ended October 31, 2002, the Fund earned income from the Taxable Money Market Series of approximately $259,546 and $4,227, respectively, by investing its excess cash and collateral received from securities lending.
    24

       Prudential U.S. Emerging Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

      Included in the realized gain/loss on investment transactions, in the Statement of Operations, for the year ended October 31, 2002, is an amount of approximately $66,000, reimbursed by the Subadviser in connection with a security trading error.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2002 were $1,597,057,023 and $1,610,426,529, respectively.

      As of October 31, 2002, the Fund had securities on loan with an aggregate market value of $28,081,256. The Fund received $29,248,030 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures.

Note 5. Tax Information
In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments. For the year ended October 31, 2002, the adjustments were to decrease undistributed net investment loss by $6,398,427, increase accumulated net realized loss by $12,331 and decrease paid-in-capital in excess of par by $6,386,096 due to the reclassification of net foreign currency gains and a net operating loss. Net investment income, net realized gains and net assets were not affected by this change.

      As of October 31, 2002, there were no distributable earnings on a tax basis.

      As of October 31, 2002, the Fund had a capital loss carryforward for tax purposes of approximately $396,840,000 of which $193,790,000 expires in 2009 and $203,050,000 expires in 2010. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

      The United States federal income tax basis of the Fund's investments and the net unrealized depreciation as of October 31, 2002 were as follows:

                                                      Total Net
  Tax Basis                                           Unrealized
of Investments     Appreciation     Depreciation     Depreciation
--------------     ------------     ------------     ------------
 $ 406,215,197     $ 17,062,721     $ 30,451,157     $ 13,388,436

      The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.
                                                                          25

       Prudential U.S. Emerging Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 2 billion shares of $.001 par value common stock authorized divided into four classes, designated Class A, Class B, Class C and Class Z, which consists of 1 billion, 500 million, 300 million and 200 million authorized shares, respectively. As of October 31, 2002, Prudential owned 404,937 Class Z shares.

      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended October 31, 2002:
Shares sold                                                   7,702,257    $ 102,510,765
Shares reacquired                                            (7,689,019)     (96,931,329)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                     13,238        5,579,436
Shares issued upon conversion from Class B                      481,246        5,838,138
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   494,484    $  11,417,574
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2001:
Shares sold                                                  10,374,583    $ 180,110,390
Shares issued in reinvestment of distributions                1,819,509       33,746,978
Shares reacquired                                           (10,942,237)    (189,786,092)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  1,251,855       24,071,276
Shares issued upon conversion from Class B                    1,132,797       20,213,613
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 2,384,652    $  44,284,889
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Year ended October 31, 2002:
Shares sold                                                   1,710,399    $  21,264,946
Shares reacquired                                            (4,451,350)     (50,205,316)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (2,740,951)     (28,940,370)
Shares reacquired upon conversion into Class A                 (458,156)      (5,838,138)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (3,199,107)   $ (34,778,508)
                                                            -----------    -------------
                                                            -----------    -------------

    26

       Prudential U.S. Emerging Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

Class B                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended October 31, 2001:
Shares sold                                                   2,668,800    $  45,181,789
Shares issued in reinvestment of distributions                2,897,918       51,719,658
Shares reacquired                                            (4,433,351)     (70,569,426)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  1,133,367       26,332,021
Shares reacquired upon conversion into Class A               (1,180,022)     (20,213,613)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   (46,655)   $   6,118,408
                                                            -----------    -------------
                                                            -----------    -------------
Class C
----------------------------------------------------------
Year ended October 31, 2002:
Shares sold                                                     679,479    $   7,976,449
Shares reacquired                                            (1,322,832)     (14,997,207)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (643,353)   $  (7,020,758)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2001:
Shares sold                                                     979,786    $  16,390,025
Shares issued in reinvestment of distributions                  576,644       10,291,368
Shares reacquired                                            (1,225,482)     (19,387,676)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   330,948    $   7,293,717
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Year ended October 31, 2002:
Shares sold                                                   5,311,531    $  68,625,989
Shares reacquired                                            (4,493,213)     (57,112,673)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   818,318    $  11,513,316
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2001:
Shares sold                                                   7,694,785    $ 131,416,844
Shares issued in reinvestment of distributions                  478,271        8,970,631
Shares reacquired                                            (5,385,468)     (89,974,092)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 2,787,588    $  50,413,383
                                                            -----------    -------------
                                                            -----------    -------------

       Prudential U.S. Emerging Growth Fund, Inc.
             Financial Highlights

                                                                      Class A
                                                                -------------------
                                                                    Year Ended
                                                                October 31, 2002(a)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $   13.15
                                                                    ----------
Income from investment operations
Net investment loss                                                       (.12)
Net realized and unrealized gain (loss) on investment
   transactions                                                          (3.10)
                                                                    ----------
   Total from investment operations                                      (3.22)
                                                                    ----------
Less distributions
Distributions from net realized gains                                       --
                                                                    ----------
Net asset value, end of year                                         $    9.93
                                                                    ----------
                                                                    ----------
TOTAL RETURN(b):                                                        (24.49)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $ 141,331
Average net assets (000)                                             $ 181,454
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees(c)                                                             1.31%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                1.06%
   Net investment loss                                                    (.99)%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                 337%

------------------------------
(a) Based on average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average net assets of Class A shares.
    28                                     See Notes to Financial Statements

       Prudential U.S. Emerging Growth Fund, Inc.
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
    2001(a)              2000(a)              1999(a)                1998
-------------------------------------------------------------------------------------
    $  25.69             $  19.16             $  12.01             $  11.92
----------------     ----------------     ----------------     ----------------
        (.13)                (.20)                (.13)                (.11)
       (9.26)                8.37                 7.61                  .41
----------------     ----------------     ----------------     ----------------
       (9.39)                8.17                 7.48                  .30
----------------     ----------------     ----------------     ----------------
       (3.15)               (1.64)                (.33)                (.21)
----------------     ----------------     ----------------     ----------------
    $  13.15             $  25.69             $  19.16             $  12.01
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
      (40.13)%              44.52%               63.65%                2.63%
    $180,763             $291,800             $ 85,595             $ 32,183
    $227,650             $217,712             $ 52,984             $ 33,831
        1.21%                1.06%                1.22%                1.25%
         .96%                 .81%                 .97%                1.00%
        (.75)%               (.75)%               (.80)%               (.88)%
         305%                 347%                 153%                 177%

    See Notes to Financial Statements                                     29

       Prudential U.S. Emerging Growth Fund, Inc.
             Financial Highlights Cont'd.

                                                                      Class B
                                                                -------------------
                                                                    Year Ended
                                                                October 31, 2002(a)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $   12.57
                                                                    ----------
Income from investment operations
Net investment loss                                                       (.21)
Net realized and unrealized gain (loss) on investment
   transactions                                                          (2.94)
                                                                    ----------
   Total from investment operations                                      (3.15)
                                                                    ----------
Less distributions
Distributions from net realized gains                                       --
                                                                    ----------
Net asset value, end of year                                         $    9.42
                                                                    ----------
                                                                    ----------
TOTAL RETURN(b):                                                        (25.06)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $ 130,225
Average net assets (000)                                             $ 189,651
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                2.06%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                1.06%
   Net investment loss                                                   (1.74)%

------------------------------
(a) Based on average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    30                                     See Notes to Financial Statements

       Prudential U.S. Emerging Growth Fund, Inc.
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
    2001(a)              2000(a)              1999(a)                1998
-------------------------------------------------------------------------------------
    $  24.88             $  18.72             $  11.83             $  11.85
----------------     ----------------     ----------------     ----------------
        (.24)                (.38)                (.24)                (.20)
       (8.92)                8.18                 7.46                  .39
----------------     ----------------     ----------------     ----------------
       (9.16)                7.80                 7.22                  .19
----------------     ----------------     ----------------     ----------------
       (3.15)               (1.64)                (.33)                (.21)
----------------     ----------------     ----------------     ----------------
    $  12.57             $  24.88             $  18.72             $  11.83
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
      (40.57)%              43.52%               62.39%                1.71%
    $214,092             $424,815             $184,955             $ 83,407
    $300,962             $382,245             $127,249             $ 86,713
        1.96%                1.81%                1.97%                2.00%
         .96%                 .81%                 .97%                1.00%
       (1.49)%              (1.49)%              (1.55)%              (1.63)%

    See Notes to Financial Statements                                     31

       Prudential U.S. Emerging Growth Fund, Inc.
             Financial Highlights Cont'd.

                                                                      Class C
                                                                -------------------
                                                                    Year Ended
                                                                October 31, 2002(a)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $   12.57
                                                                    ----------
Income from investment operations
Net investment loss                                                       (.21)
Net realized and unrealized gain (loss) on investment
   transactions                                                          (2.94)
                                                                    ----------
   Total from investment operations                                      (3.15)
                                                                    ----------
Less distributions
Distributions from net realized gains on investment
transactions                                                                --
                                                                    ----------
Net asset value, end of year                                         $    9.42
                                                                    ----------
                                                                    ----------
TOTAL RETURN(b):                                                        (25.06)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $  28,577
Average net assets (000)                                             $  41,014
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                2.06%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                1.06%
   Net investment loss                                                   (1.74)%

------------------------------
(a) Based on average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    32                                     See Notes to Financial Statements

       Prudential U.S. Emerging Growth Fund, Inc.
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
    2001(a)              2000(a)              1999(a)                1998
-------------------------------------------------------------------------------------
    $  24.88             $  18.72             $  11.83             $  11.85
----------------     ----------------     ----------------     ----------------
        (.25)                (.38)                (.24)                (.20)
       (8.91)                8.18                 7.46                  .39
----------------     ----------------     ----------------     ----------------
       (9.16)                7.80                 7.22                  .19
----------------     ----------------     ----------------     ----------------
       (3.15)               (1.64)                (.33)                (.21)
----------------     ----------------     ----------------     ----------------
    $  12.57             $  24.88             $  18.72             $  11.83
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
      (40.57)%              43.52%               62.39%                1.71%
    $ 46,243             $ 83,275             $ 23,578             $  6,774
    $ 62,733             $ 65,566             $ 12,380             $  6,949
        1.96%                1.81%                1.97%                2.00%
         .96%                 .81%                 .97%                1.00%
       (1.50)%              (1.50)%              (1.56)%              (1.63)%

    See Notes to Financial Statements                                     33

       Prudential U.S. Emerging Growth Fund, Inc.
             Financial Highlights Cont'd.

                                                                      Class Z
                                                                -------------------
                                                                    Year Ended
                                                                October 31, 2002(a)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $   13.34
                                                                    ----------
Income from investment operations
Net investment loss                                                       (.09)
Net realized and unrealized gain (loss) on investment
   transactions                                                          (3.16)
                                                                    ----------
   Total from investment operations                                      (3.25)
                                                                    ----------
Less distributions
Distributions from net realized gains on investment
   transactions                                                             --
                                                                    ----------
Net asset value, end of year                                         $   10.09
                                                                    ----------
                                                                    ----------
TOTAL RETURN(b):                                                        (24.36)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $  66,193
Average net assets (000)                                             $  79,868
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                1.06%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                1.06%
   Net investment loss                                                    (.74)%

------------------------------
(a) Based on average shares outstanding during the period.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    34                                     See Notes to Financial Statements

       Prudential U.S. Emerging Growth Fund, Inc.
             Financial Highlights Cont'd.

                                       Class Z
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
    2001(a)              2000(a)              1999(a)                1998
-------------------------------------------------------------------------------------
    $  25.94             $  19.28             $  12.06             $  11.93
----------------     ----------------     ----------------     ----------------
        (.09)                (.13)                (.09)                (.04)
       (9.36)                8.43                 7.64                  .38
----------------     ----------------     ----------------     ----------------
       (9.45)                8.30                 7.55                  .34
----------------     ----------------     ----------------     ----------------
       (3.15)               (1.64)                (.33)                (.21)
----------------     ----------------     ----------------     ----------------
    $  13.34             $  25.94             $  19.28             $  12.06
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
      (39.95)%              44.95%               63.97%                2.97%
    $ 76,604             $ 76,607             $ 19,029             $  2,439
    $ 80,674             $ 52,755             $  7,796             $  1,283
         .96%                 .81%                 .97%                1.00%
         .96%                 .81%                 .97%                1.00%
        (.54)%               (.51)%               (.56)%               (.63)%

    See Notes to Financial Statements                                     35

       Prudential U.S. Emerging Growth Fund, Inc.
             Report of Independent Accountants

To the Board of Directors and Shareholders of Prudential U.S. Emerging Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential U.S. Emerging Growth Fund, Inc. (the 'Fund') at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 19, 2002
    36

                                                        ANNUAL REPORT
                                                        OCTOBER 31, 2002
            PRUDENTIAL
            U.S. EMERGING GROWTH FUND, INC.
-------------------------------------------------------------------------------
                                                        MANAGEMENT OF
                                                        THE FUND

 Prudential U.S. Emerging Growth Fund, Inc.   www.prudential.com (800) 225-1852
             Management of the Fund (Unaudited)

      Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be 'interested persons' of the Fund (as defined in the 1940 Act), are referred to as 'Independent Directors.' Directors who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Directors.' 'Fund Complex' consists of the Fund and any other investment companies managed by Prudential Investments LLC
      (PI).

       Independent Directors

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Fund          of Time Served       During Past 5 Years          Director       by the Director****
-----------------------------------------------------------------------------------------------------------------------------------
Saul K. Fenster, Ph.D. (69)     Director        Since 2000    Currently President Emeritus         79        Member (since 2000),
                                                              of New Jersey Institute of                     Board of Directors of
                                                              Technology; formerly President                 IDT Corporation.
                                                              (1978-2002) of New Jersey
                                                              Institute of Technology;
                                                              Commissioner (1998-2002) of
                                                              the Middle States Association,
                                                              Commission on Higher
                                                              Education; Commissioner
                                                              (1985-2002) of the New Jersey
                                                              Commission on Science and
                                                              Technology; Director (since
                                                              1998) of Society of
                                                              Manufacturing Engineering
                                                              Education Foundation, formerly
                                                              a director or trustee of
                                                              Liberty Science Center, the
                                                              Research and Development
                                                              Council of New Jersey, New
                                                              Jersey State Chamber of
                                                              Commerce, and National Action
                                                              Council for Minorities in
                                                              Engineering.

Delayne Dedrick Gold (64)       Director        Since 1996    Marketing Consultant.                89

Douglas H. McCorkindale (63)    Director        Since 1996    Chairman (since February             75        Director of Continental
                                                              2001), Chief Executive Officer                 Airlines, Inc.;
                                                              (since June 2000) and                          Director (since May
                                                              President (since September                     2001) of Lockheed
                                                              1997) of Gannett Co. Inc.                      Martin Corp. (aerospace
                                                              (publishing and media);                        and defense); Director
                                                              formerly Vice Chairman (March                  of The High Yield Plus
                                                              1984-May 2000) of Gannett Co.                  Fund, Inc. (since
                                                              Inc.                                           1996).

    38                                                                    39

       Prudential U.S. Emerging Growth Fund, Inc.             www.prudential.com
                                                                          (800)
225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Fund          of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
W. Scott McDonald, Jr. (65)     Director        Since 2000    Vice President (since 1997) of       79
                                                              Kaludis Consulting Group,
                                                              Inc., (company serving higher
                                                              education); formerly principal
                                                              (1995-1997) of Scott McDonald
                                                              & Associates; Chief Operating
                                                              Officer (1991-1995) of
                                                              Fairleigh Dickinson
                                                              University, Executive Vice
                                                              President and Chief Operating
                                                              Officer (1975-1991) of Drew
                                                              University; Interim President
                                                              (1988-1990), Drew University;
                                                              and a former director of
                                                              School, College and University
                                                              Underwriters Ltd.

Thomas T. Mooney (61)           Director        Since 1996    President of Greater Rochester       95        Director, President and
                                                              Metro Chamber of Commerce;                     Treasurer (since 1986)
                                                              formerly Rochester City                        of First Financial
                                                              Manager; formerly Deputy                       Fund, Inc. and Director
                                                              Monroe County Executive;                       (since 1988) of The
                                                              Trustee of Center for                          High Yield Plus Fund,
                                                              Governmental Research, Inc.;                   Inc.
                                                              Director of Blue Cross of
                                                              Rochester; Monroe County Water
                                                              Authority and Executive
                                                              Service Corps of Rochester.

Stephen P. Munn (60)            Director        Since 1996    Formerly Chief Executive             73        Chairman of the Board
                                                              Officer (1988-2001) and                        (since January 1994)
                                                              President of Carlisle                          and Director (since
                                                              Companies Incorporated.                        1988) of Carlisle
                                                                                                             Companies Incorporated
                                                                                                             (manufacturer of
                                                                                                             industrial products);
                                                                                                             Director of Gannett Co.
                                                                                                             Inc. (publishing and
                                                                                                             media).
Richard A. Redeker (59)         Director        Since 1996    Formerly Management Consultant       73
                                                              of Invesmart, Inc. (August
                                                              2001-October 2001); formerly
                                                              employee of Prudential
                                                              Investments (October
                                                              1996-December 1998).

Robin B. Smith (63)             Director        Since 1996    Chairman and Chief Executive         69        Director of BellSouth
                                                              Officer (since August 1996) of                 Corporation (since
                                                              Publishers Clearing House                      1992) and Kmart
                                                              (direct marketing); formerly                   Corporation (retail)
                                                              President and Chief Executive                  (since 1996).
                                                              Officer (January 1988-August
                                                              1996) of Publishers Clearing
                                                              House.

    40                                                                    41

 Prudential U.S. Emerging Growth Fund, Inc.  www.prudential.com (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Fund          of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
Louis A. Weil, III (61)         Director        Since 1996    Formerly Chairman (January           73
                                                              1999-July 2000), President and
                                                              Chief Executive Officer
                                                              (January 1996-July 2000) and
                                                              Director (since September
                                                              1991) of Central Newspapers,
                                                              Inc.; formerly Chairman of the
                                                              Board (January 1996-July
                                                              2000), Publisher and Chief
                                                              Executive Officer (August
                                                              1991-December 1995) of Phoenix
                                                              Newspapers, Inc.

Clay T. Whitehead (64)          Director        Since 1996    President (since 1983) of            91        Director (since 2000)
P.O. Box 8090                                                 National Exchange Inc. (new                    of First Financial
McLean, VA 22106-8090                                         business development firm).                    Fund, Inc. and Director
                                                                                                             (since 2000) of The
                                                                                                             High Yield Plus Fund,
                                                                                                             Inc.

       Interested Directors

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Fund          of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
*Robert F. Gunia (55)           Vice            Since 1996    Executive Vice President and         112       Vice President and
                                President                     Chief Administrative Officer                   Director (since May
                                and Director                  (since June 1999) of                           1989) of The Asia
                                                              Prudential Investments LLC;                    Pacific Fund, Inc.
                                                              Executive Vice President and
                                                              Treasurer (since January 1996)
                                                              of PI; President (since April
                                                              1999) of Prudential Investment
                                                              Management Services LLC
                                                              (PIMS); Corporate Vice
                                                              President (since September
                                                              1997) of The Prudential
                                                              Insurance Company of America
                                                              (Prudential); formerly Senior
                                                              Vice President (March 1987-May
                                                              1999) of Prudential Securities
                                                              Incorporated (Prudential
                                                              Securities); formerly Chief
                                                              Administrative Officer (July
                                                              1989-September 1996), Director
                                                              (January 1989-September 1996),
                                                              and Executive Vice President,
                                                              Treasurer and Chief Financial
                                                              Officer (June 1987-September
                                                              1996) of Prudential Mutual
                                                              Fund Management, Inc. (PMF);
                                                              Vice President and Director
                                                              (since May 1992) of
                                                              Nicholas-Applegate Fund, Inc.

    42                                                                    43

Prudential U.S. Emerging Growth Fund, Inc.   www.prudential.com (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Fund          of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
*David R. Odenath, Jr. (45)     President       Since 1999    President, Chief Executive           115
                                and Director                  Officer and Chief Operating
                                                              Officer (since June 1999) of
                                                              PI; Senior Vice President
                                                              (since June 1999) of
                                                              Prudential; formerly Senior
                                                              Vice President (August
                                                              1993-May 1999) of PaineWebber
                                                              Group, Inc.

*Judy A. Rice (54)              Vice            Since 2000    Executive Vice President             111
                                President                     (since 1999) of PI; formerly
                                and Director                  various positions to Senior
                                                              Vice President (1992-1999),
                                                              Prudential Securities; and
                                                              various positions to Managing
                                                              Director (1975-1992) of
                                                              Salomon Smith Barney; Member
                                                              of Board of Governors of the
                                                              Money Management Institute;
                                                              Member of the Prudential
                                                              Securities Operating Council
                                                              and a Member of the Board of
                                                              Directors for the National
                                                              Association for Variable
                                                              Annuities.

      Information pertaining to the Officers of the Fund who are not also Directors is set forth below.
       Officers

                                                 Term of
                                Position        Office***
                                with the        and Length        Principal Occupations
Name, Address** and Age         Fund          of Time Served       During Past 5 Years
--------------------------------------------------------------------------------------------
Grace C. Torres (43)            Treasurer       Since 1996    Senior Vice President (since
                                and                           January 2000) of PI; formerly
                                Principal                     First Vice President (December
                                Financial                     1996-January 2000) of PI and
                                and                           First Vice President (March
                                Accounting                    1993-1999) of Prudential
                                Officer                       Securities.

Maria G. Master (32)            Secretary       Since 2002    Vice President and Corporate
                                                              Counsel (since August 2001) of
                                                              Prudential; formerly
                                                              Financial/Economic Analyst
                                                              with the Federal Reserve Bank
                                                              of New York (April 1999-July
                                                              2001), Associate Attorney of
                                                              Swidler Berlin Shereff
                                                              Friedman LLP (March 1997-April
                                                              1999) and Associate Attorney
                                                              of Riker, Danzig, Scherer,
                                                              Hyland & Perretti LLP (August
                                                              1995-March 1997).

    44                                                                    45

 Prudential U.S. Emerging Growth Fund, Inc. www.prudential.com (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                 Term of
                                Position        Office***
                                with the        and Length        Principal Occupations
Name, Address** and Age         Fund          of Time Served       During Past 5 Years
--------------------------------------------------------------------------------------------
Marguerite E.H. Morrison (46)   Assistant       Since 2002    Vice President and Chief Legal
                                Secretary                     Officer-Mutual Funds and Unit
                                                              Investment Trusts (since
                                                              August 2000) of Prudential;
                                                              Senior Vice President and
                                                              Assistant Secretary (since
                                                              February 2001) of PI; Vice
                                                              President and Assistant
                                                              Secretary of PIMS (since
                                                              October 2001), previously Vice
                                                              President and Associate
                                                              General Counsel (December
                                                              1996-February 2001) of PI and
                                                              Vice President and Associate
                                                              General Counsel (September
                                                              1987-September 1996) of
                                                              Prudential Securities.

Maryanne Ryan (38)              Anti-Money      Since 2002    Vice President, Prudential
                                Laundering                    (since November 1998; First
                                Compliance                    Vice President of Prudential
                                Officer                       Securities (March 1997-May
                                                              1998).

------------------

    * 'Interested' Director, as defined in the 1940 Act, by reason of affiliation with the Manager (Prudential Investments LLC), the Adviser (Jennison Associates LLC)
      or the Distributor (Prudential Investment Management Services LLC).
   ** Unless otherwise noted, the address of the Directors and officers is c/o
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark,
      New Jersey 07102-4077.
  *** There is no set term of office for Directors and Officers. The Independent
      Directors have adopted a retirement policy, which calls for the retirement of
      Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as a Director and/or
      Officer.
 **** This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is,
      'public companies') or other investment companies registered under the 1940 Act.

Additional information about the Fund's Directors is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)
    46                                                                    47

Prudential U.S. Emerging Growth Fund, Inc.

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS
------------------------------------------------------
Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
  Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund

Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund

Balanced/Allocation Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.

Municipal Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
            www.prudential.com  (800) 225-1852

Prudential Municipal Series Fund
  Florida Series
  New Jersey Series
  New York Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Fund
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  New Jersey Money Market Series
  New York Money Market Series

Tax-Free Money Market Funds
Command Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Special Money Market Fund, Inc.*
  Money Market Series

STRATEGIC PARTNERS
MUTUAL FUNDS**
-------------------------------------------------
Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund
  Strategic Partners Mid-Cap Value Fund

Special Money Market Fund, Inc.*
  Money Market Series


* This Fund is not a direct purchase money fund and is only an exchangeable money fund.
**Not exchangeable with Prudential mutual funds.

Prudential U.S. Emerging Growth Fund, Inc.

Class A  Growth of a $10,000 Investment

                   (GRAPH)

Average Annual Total Returns as of 10/31/02
                      One Year   Five Years   Since Inception
With Sales Charge     -28.26%       0.84%          3.79%
Without Sales Charge  -24.49%       1.88%          4.71%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class. The graph compares a $10,000 investment in the Prudential U.S. Emerging
Growth Fund, Inc. (Class A shares) with a similar investment in the Standard & Poor's
MidCap 400 Stock Index (S&P MidCap 400 Index) and the Russell Midcap Growth Index by portraying the initial account values at the commencement of operations of Class A shares
(December 31, 1996) and the account values at the end of the current fiscal year (October 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees
(including management fees) were deducted; and
(c) all dividends and distributions were reinvested. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Russell Midcap Growth
Index is a market value-weighted index that tracks the continuous total return performance of those Russell mid-cap companies with lower price-to-book ratios and lower forecasted growth values. It gives a broad look at how mid-cap stock prices have performed. The total returns of the indexes include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes.
These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with Securities and Exchange
Commission (SEC) regulations.

       www.prudential.com  (800) 225-1852

Class B  Growth of a $10,000 Investment

                   (GRAPH)

Average Annual Total Returns as of 10/31/02
                      One Year   Five Years   Since Inception
With Sales Charge     -28.81%      0.94%           3.78%
Without Sales Charge  -25.06%      1.09%           3.91%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class. The graph compares a $10,000 investment in the Prudential U.S. Emerging
Growth Fund, Inc. (Class B shares) with a similar investment in the S&P MidCap 400 Index and the Russell Midcap Growth Index by portraying the initial account values at the commencement of operations of Class B shares
(December 31, 1996) and the account values at the end of the current fiscal year (October 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge (CDSC) was deducted from the value of the investment in Class B shares, assuming full redemption on October 31, 2002; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The S&P MidCap
400 Index is an unmanaged index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Russell
Midcap Growth Index is a market value-weighted index that tracks the continuous total return performance of those Russell mid-cap companies with lower price-to-book ratios and lower forecasted growth values. It gives a broad look at how mid-cap stock prices have performed. The total returns of the indexes include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

Prudential U.S. Emerging Growth Fund, Inc.

Class C  Growth of a $10,000 Investment

                   (GRAPH)

Average Annual Total Returns as of 10/31/02
                      One Year   Five Years   Since Inception
With Sales Charge     -26.55%       0.89%           3.73%
Without Sales Charge  -25.06%       1.09%           3.91%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class. The graph compares a $10,000 investment in the Prudential U.S. Emerging
Growth Fund, Inc. (Class C shares) with a similar investment in the S&P MidCap 400 Index and the Russell Midcap Growth Index by portraying the initial account values at the commencement of operations of Class C shares
(December 31, 1996) and the account values at the end of the current fiscal year (October 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the applicable CDSC was deducted from the value of the investment in Class C shares, assuming full redemption on October 31, 2002; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.
The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Russell Midcap Growth
Index is a market value-weighted index that tracks the continuous total return performance of those Russell mid-cap companies with lower price-to-book ratios and lower forecasted growth values. It gives a broad look at how mid-cap stock prices have performed. The total returns of the indexes include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes.
These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

     www.prudential.com  (800) 225-1852

Class Z  Growth of a $10,000 Investment

                   (GRAPH)

Average Annual Total Returns as of 10/31/02
One Year   Five Years   Since Inception
-24.36%       2.14%          4.96%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class. The graph compares a $10,000 investment in the Prudential U.S. Emerging
Growth Fund, Inc. (Class Z shares) with a similar investment in the S&P MidCap 400 Index and the Russell Midcap Growth Index by portraying the initial account values at the commencement of operations of Class Z shares
(December 31, 1996) and the account values at the end of the current fiscal year (October 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Russell Midcap Growth
Index is a market value-weighted index that tracks the continuous total return performance of those Russell mid-cap companies with lower price-to-book ratios and lower forecasted growth values. It gives a broad look at how mid-cap stock prices have performed. The total returns of the indexes include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes.
These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.prudential.com

DIRECTORS
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Maria G. Master, Secretary
Marguerite E.H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Sullivan & Cromwell
124 Broad Street
New York, NY 10004-2498

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

Fund Symbols    Nasdaq     CUSIP
  Class A       PEEAX    74438N106
  Class B       PEEBX    74438N205
  Class C       PEGCX    74438N304
  Class Z       PEGZX    74438N403

MF173E          IFS-A076308